UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF

THE SECURITIES EXCHANGE ACT OF 1934

Banc of California, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	04-3639825
(State of incorporation or organization)	(IRS Employer Identification No.)

18500 Von Karman Ave., Suite 1100 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Depositary Shares each representing a 1/40th interest in a share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:

333-192518

Securities to be registered pursuant to Section 12(g) of the Act:

None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

The securities to be registered hereby are depositary shares (the “Depositary Shares”) of Banc of California, Inc., a Maryland corporation (the “Registrant”), each representing a 1/40th interest in a share of the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D, par value $0.01 per share, with a liquidation preference of $1,000 per share (equivalent to $25 per Depositary Share). The descriptions set forth under the captions “Description of the Preferred Stock” and “Description of the Depositary Shares” in the prospectus supplement dated March 31, 2015 relating to the Depositary Shares, filed with the Securities and Exchange Commission on April 2, 2015 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, to the prospectus in the Registration Statement on Form S-3 (File No. 333-192518) of the Registrant, dated February 12, 2014, are each incorporated herein by reference.

Item 2.	Exhibits.

3.1	Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 filed March 28, 2002)

3.2	Third Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 2, 2015)

3.3	Articles Supplementary to the Charter of the Registrant for the Registrant’s Class B Non-Voting Common Stock (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K/A filed November 16, 2010)

3.4	Articles of Amendment to the Charter of the Registrant increasing the authorized capital stock of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2011)

3.5	Articles of Amendment to the Articles Supplementary to the Charter of the Registrant for the Registrant’s Class B Non-Voting Common Stock (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed May 12, 2011)

3.6	Articles Supplementary to the Charter of the Registrant for the Registrant’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed August 30, 2011)

3.7	Articles Supplementary to the Charter of the Registrant for the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

3.8	Articles Supplementary to the Charter of the Registrant for the Registrant’s Non-Cumulative Perpetual Preferred Stock, Series B (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed July 3, 2013)

3.9	Articles of Amendment to the Charter of the Registrant changing the Registrant’s name (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed July 17, 2013)

3.10	Articles of Amendment to the Charter of the Registrant increasing the authorized capital stock of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed November 22, 2013)

3.11	Articles Supplementary to the Charter of the Registrant for the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.1	Form of certificate representing the Registrant’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed August 30, 2011)

4.2	Form of certificate representing the Registrant’s Non-Cumulative Perpetual Preferred Stock, Series B (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed July 3, 2013)

4.3	Form of certificate representing the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

4.4	Form of certificate representing the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.5	Deposit Agreement, dated as of June 12, 2013, among the Registrant, Registrar and Transfer Company and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

4.6	Deposit Agreement, dated as of April 8, 2015, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.7	Form of depositary receipt representing the Depositary Shares relating to the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (included as part of Exhibit 4.5 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

4.8	Form of depositary receipt representing the Depositary Shares relating to the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (included as part of Exhibit 4.6 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.9	Senior Debt Securities Indenture, dated as of April 23, 2012, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.10	Supplemental Indenture, dated as of April 23, 2012, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.11	Form of 7.50% Senior Notes due April 15, 2020 (included as part of Exhibit 4.10 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.12	Purchase Contract Agreement, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.13	Indenture, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.14	First Supplemental Indenture, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.15	Form of 7.50% Junior Subordinated Amortizing Notes due May 15, 2017 (included as part of Exhibit 4.14 and incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.16	Second Supplemental Indenture, dated as of April 6, 2015, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2015)

4.17	Form of 5.25% Senior Notes due April 15, 2025 (included as part of Exhibit 4.16 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2015)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 8, 2015	BANC OF CALIFORNIA, INC.

	By:	/s/ John C. Grosvenor
	Name:	John C. Grosvenor
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

3.1	Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 filed March 28, 2002)

3.2	Third Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 2, 2015)

3.3	Articles Supplementary to the Charter of the Registrant for the Registrant’s Class B Non-Voting Common Stock (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K/A filed November 16, 2010)

3.4	Articles of Amendment to the Charter of the Registrant increasing the authorized capital stock of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2011)

3.5	Articles of Amendment to the Articles Supplementary to the Charter of the Registrant for the Registrant’s Class B Non-Voting Common Stock (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed May 12, 2011)

3.6	Articles Supplementary to the Charter of the Registrant for the Registrant’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed August 30, 2011)

3.7	Articles Supplementary to the Charter of the Registrant for the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

3.8	Articles Supplementary to the Charter of the Registrant for the Registrant’s Non-Cumulative Perpetual Preferred Stock, Series B (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed July 3, 2013)

3.9	Articles of Amendment to the Charter of the Registrant changing the Registrant’s name (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed July 17, 2013)

3.10	Articles of Amendment to the Charter of the Registrant increasing the authorized capital stock of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed November 22, 2013)

3.11	Articles Supplementary to the Charter of the Registrant for the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.1	Form of certificate representing the Registrant’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed August 30, 2011)

4.2	Form of certificate representing the Registrant’s Non-Cumulative Perpetual Preferred Stock, Series B (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed July 3, 2013)

4.3	Form of certificate representing the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

Number	Description

4.4	Form of certificate representing the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.5	Deposit Agreement, dated as of June 12, 2013, among the Registrant, Registrar and Transfer Company and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

4.6	Deposit Agreement, dated as of April 8, 2015, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.7	Form of depositary receipt representing the Depositary Shares relating to the Registrant’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (included as part of Exhibit 4.5 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed June 12, 2013)

4.8	Form of depositary receipt representing the Depositary Shares relating to the Registrant’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D (included as part of Exhibit 4.6 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 8, 2015)

4.9	Senior Debt Securities Indenture, dated as of April 23, 2012, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.10	Supplemental Indenture, dated as of April 23, 2012, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.11	Form of 7.50% Senior Notes due April 15, 2020 (included as part of Exhibit 4.10 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 23, 2012)

4.12	Purchase Contract Agreement, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.13	Indenture, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.14	First Supplemental Indenture, dated as of May 21, 2014, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

4.15	Form of 7.50% Junior Subordinated Amortizing Notes due May 15, 2017 (included as part of Exhibit 4.14 and incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 21, 2014)

Number	Description

4.16	Second Supplemental Indenture, dated as of April 6, 2015, between the Registrant and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2015)

4.17	Form of 5.25% Senior Notes due April 15, 2025 (included as part of Exhibit 4.16 and incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2015)